UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of  Matters to a  Vote of  Security  Holders.

TESSCO Technologies Incorporated (the "Company") held its Annual Meeting of Shareholders on July 20, 2017 (the “Annual Meeting”), at its offices in Timonium, Maryland. Of the 8,362,076 shares of common stock outstanding as of the record date for the Annual Meeting, 7,954,254 shares, or 95.1% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy. Two proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1 and 2 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as, as applicable, the number of votes cast "for" or "against," or “withheld,” and the number of abstentions and broker non-votes, with respect to each matter, both in person and by proxy.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., John D. Beletic, Jay G. Baitler, Benn R. Konsynski, Ph.D., Dennis J. Shaughnessy, Murray Wright and Morton F. Zifferer, Jr. waselected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2018 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	6,670,537	117,850	1,165,867
John D Beletic	6,677,480	110,907	1,165,867
Jay G. Baitler	6,679,936	108,451	1,165,867
Benn Konsynski, PH.D	6,670,991	117,396	1,165,867
Dennis J. Shaughnessy	6,670,110	118,277	1,165,867
Murray Wright	6,680,615	107,772	1,165,867
Morton F. Zifferer, Jr.	6,677,355	111,032	1,165,867

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for fiscal year 2018 was ratified, as follows:

FOR	7,930,943
AGAINST	18,387
ABSTAIN	4,924

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: July 24, 2017